UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 6, 2007

                           UNIVERSAL POWER GROUP, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its Charter)



            Texas                         001-33207              75-1288690
-------------------------------        --------------        -------------------
State or other jurisdiction of          (Commission            (IRS Employer
       incorporation)                   File Number)         Identification No.)


              1720 Hayden Road
             Carrollton, Texas                                    75006
----------------------------------------------------      ----------------------
  (Address Of Principal Executive Offices)                      (Zip Code)

          Registrant's telephone number, including area code (469) 892-1122
                                                             --------------






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 6, 2007, Universal Power Group, Inc., the Registrant, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing its financial results for the quarter and six months ended June 30, 2007. In addition, an investor conference call was held at 9:30 am eastern time on August 7, 2007 to discuss financial results for the quarter and year-ended June 30, 2007. An audio replay of the conference call is available on our web site at www.upgi.com.


         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

    (d) EXHIBITS.

              EXHIBIT
                NO.           DESCRIPTION
              -------         -----------

                99.1          Press release dated August 6, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Universal Power Group, Inc
                                               (Registrant)

Dated:  August 10, 2007                        By:  /s/ JULIE SANSOM-REESE
                                                    ----------------------
                                               Name:    Julie Sansom-Reese
                                               Title:   Chief Financial Officer